Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K for the fiscal year ended September 30, 2013 of Wellness Center USA, Inc., a Nevada corporation (the “Company”), as filed with the Securities and Exchange Commission on the date hereof (the “Annual Report”), I, Andrew J. Kandalepas, Chief Executive Officer, Chairman, Principal Accounting Officer, Chief Financial Officer, and Director of the Company certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Annual Report fully complies with the requirements of Section 13(a) or15(d) of the Securities and Exchange Act of 1934, as amended; and

2. The information contained in this Annual Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date:  January 14, 2014

/s/ Andrew J. Kandalepas

Name:  Andrew J. Kandalepas

Title: Chairman, President, Chief Executive Officer and Chief Financial Officer

(Principal Executive Officer, Principal Accounting and Financial Officer)